UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2019

NewLink Genetics Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-35342	42-1491350
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2503 South Loop Drive Ames, IA	50010
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (515) 296-5555

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	NLNK	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Item 7.01. Regulation FD Disclosure.

On December 20, 2019, NewLink Genetics Corporation (“NewLink” or the “Company”) issued a press release titled “NewLink Genetics Announces FDA Approval of Ebola Vaccine V920 (ERVEBO®).”  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall be deemed incorporated by reference in any filing by the Company under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 8.01 Other Events.

On December 20, 2019, the Company announced that, after priority review, the U.S. Food and Drug Administration (“FDA”) had granted approval of ERVEBO®, or Zaire Ebola virus vaccine V920 (rVSV∆G-ZEBOV-GP). The approval represents the first vaccine approved by the FDA for the Ebola virus and follows the November 11, 2019 grant by the European Commission of a marketing authorization for ERVEBO® across 31 European countries.  The FDA’s approval of this Ebola vaccine will trigger the issuance of a priority review voucher owned by Merck Sharp and Dohme Corp. and in which NewLink has a substantial economic interest. Thereafter, NewLink will have the right to monetize its share of interest in the voucher.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
99.1	Press Release, dated December 20, 2019, entitled “NewLink Genetics Announces FDA Approval of Ebola Vaccine V920 (ERVEBO®).”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWLINK GENETICS CORPORATION

Dated: December 20, 2019	By:	/s/ Brad J. Powers
Name: Brad J. Powers
Title: General Counsel (Principal Executive Officer)